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                                                                    EXHIBIT 23.5

    SNYDERS & COMPANY

    [LETTERHEAD]


                                                                    May 15, 2000


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    WE HEREBY CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM SB-2 OF OUR REPORT DATED APRIL 17, 2000, RELATING TO THE FINANCIAL STATEMENTS OF STONEHOUSE GRAPHICS (PTY) LTD FOR THE YEAR ENDED FEBRUARY 29, 2000, WHICH IS PART OF THIS REGISTRATION STATEMENT.

/s/ Snyders & Company
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SNYDERS & COMPANY
Parkrand, South Africa